Natural Resources Fund

John Hancock Funds II

Supplement dated March 20, 2014 to the current Class R6 summary prospectus

The following information supplements and supersedes any information to the contrary relating to Natural Resources Fund (the “Fund”), a series of John Hancock Funds II (the “Trust”), contained in the summary prospectus.

At an in-person meeting held March 10-13, 2014, the Board of Trustees of the Trust approved the removal of RS Investment Management Co. LLC (“RS Investments”) as a subadvisor to the Fund, effective as of close of business on March 20, 2014. Wellington Management Company, LLP will continue to manage the Fund’s assets as the sole subadvisor. While John Hancock Advisers, LLC, the Fund’s investment advisor, will no longer waive a portion of its management fee with respect to assets managed by RS Investments, the Fund's management fee and total annual fund operating expenses will remain the same.

In connection with these changes, effective on or about March 20, 2014 the summary prospectus is hereby amended by removing all references to RS Investments and its portfolio managers.

You should read this Supplement in conjunction with the summary prospectus and retain it for your future reference.